EXHIBIT 32.1

Certification of the Chief Executive Officer Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Rock of Ages Corporation (the "Company") for the quarter ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kurt M. Swenson, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Kurt M. Swenson
Name: Kurt M. Swenson Title: Chief Executive Officer Date: August 14, 2006

 EXHIBIT 32.2

Certification of the Chief Financial Officer Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Rock of Ages Corporation (the "Company") for the quarter ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Nancy Rowden Brock, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nancy Rowden Brock
Name: Nancy Rowden Brock Title: Chief Financial Officer Date: August 14, 2006